                                                                      EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 333-69681 (on Form S-3), 333-21571 (on Form S-3) and 333-20545 (on Form S-3) of
Overseas Partners Ltd. of our report dated January 15, 2001 appearing in this Annual Report on Form 10-K of Overseas Partners Ltd. for the year ended December 31, 2000.



DELOITTE & TOUCHE


Hamilton, Bermuda
March 30, 2001